Exhibit 99.2

®
Supplemental Investor Package ________________________________________________________________ Second Quarter 2008
Investor Contact: Jennifer DiBerardino Vice President, Investor Relations Tel: 973-948-1364 Jennifer.diberardino@selective.com

 SELECTIVE INSURANCE GROUP, INC.

 2008 Guidance

 As of July 31, 2008

Reflecting six month results, we are tightening our earnings guidance range to $2.00 to $2.20 from $2.00 to $2.30 based on the following revised full-year assumptions:

 •
A statutory combined ratio between 99% and 100%;

 •
A GAAP combined ratio between 100% and 101%;

 •
After-tax catastrophe losses of $19 million, or $0.36 per share;

 •
After-tax investment income being flat to down 2%;

 •
Diversified Insurance Services revenue decrease of 1% and return on revenue of approximately 10%; and

 •
Diluted weighted average shares of 52.5 million.

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	June 30,			June 30,			December 31,
	2008			2007			2007
	Balance	Market	Unrealized	Balance	Market	Unrealized	Balance	Market	Unrealized
	Sheet	Value	Gain/(Loss)	Sheet	Value	Gain(Loss)	Sheet	Value	Gain/(Loss)
Invested Assets:
Corporate bonds	$1,173,576	1,173,577	(44,051)	$1,062,255	1,062,257	(1,319)	$1,282,643	1,282,645	(910)
Gov't\ Municipal bonds	1,874,781	1,874,872	6,690	1,847,286	1,847,459	(16,548)	1,796,687	1,796,829	24,688
Total bonds	3,048,357	3,048,449	(37,361)	2,909,541	2,909,716	(17,867)	3,079,330	3,079,474	23,778
Equities	212,838	212,838	69,754	321,021	321,021	143,742	274,705	274,705	114,315
Short-term investments	218,074	218,074	-	135,298	135,298	-	190,167	190,167	-
Trading securities	23,196	23,196	5,214	-	-	-	-	-	-
Other investments	206,410	206,410	26,258	175,506	175,506	31,500	188,827	188,827	30,647
Total invested assets	3,708,875	3,708,967	63,865	3,541,366	3,541,541	157,375	3,733,029	3,733,173	168,740

Total assets	5,079,175			4,851,655			5,001,992

Liabilities:
Reserve for losses	2,262,310			2,069,811			2,182,572
Reserve for loss expenses	375,451			347,686			359,975
Unearned premium reserve	868,851			863,187			841,348

Total liabilities	4,061,463			3,848,288			3,925,949

Stockholders' equity	1,017,712			1,003,367			1,076,043

Total debt to capitalization ratio	21.2%			24.9%			21.5%
Adjusted total debt to capitalization ratio *	15.3%			18.5%			15.2%

Book value per share	19.32			18.76			19.81

Book value per share excluding
FAS 115 unrealized gain or loss on bond portfolio	19.78			18.98			19.53

NPW per insurance segment employee	802			780			797

Statutory premiums to surplus ratio	1.5x			1.4x			1.5x

Statutory surplus	999,676			1,059,939			1,034,294

* The adjusted debt to capitalization ratio reflects a reduction in debt for amounts held in an irrevocable trust for the benefit of senior note holders as well as the median rating agency equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
June 30, 2008	THREE MONTHS ENDED JUNE 30,				SIX MONTHS ENDED JUNE 30,
($ in thousands, except per share amounts)	2008		2007		2008		2007
		Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue	$447,352		$462,038		$898,465		$924,147
Operating income	27,401	0.52	27,340	0.49	46,919	0.88	57,284	0.99
Net realized gains, after tax	1,250	0.02	8,546	0.15	2,235	0.04	15,854	0.27
Net Income	28,651	0.54	35,886	0.64	49,154	0.92	73,138	1.26
Operating return on equity	10.6%		10.7%		9.0%		11.0%

Insurance Operations
Gross premiums written	443,767		455,216		883,812		916,179
Net premiums written	387,229		404,923		777,069		822,108
Net premiums earned	375,089		376,351		756,362		756,364
Underwriting (loss) profit - before tax	(3,251)		(145)		(4,703)		9,572
- after tax	(2,113)	(0.04)	(94)	-	(3,057)	(0.06)	6,222	0.11
GAAP combined ratio	100.9%		100.0%		100.6%		98.7%

Commercial lines
Net premiums earned	323,032		325,966		653,009		654,977
GAAP combined ratio	100.0%		97.9%		99.3%		97.1%
Personal lines
Net premiums earned	52,057		50,385		103,353		101,387
GAAP combined ratio	106.1%		114.1%		108.7%		109.8%

Diversified Insurance Services
Revenue	30,064		30,677		59,863		59,855
Income - after tax	3,270	0.06	4,019	0.07	6,083	0.11	6,923	0.12
Return on revenue	10.9%		13.1%		10.2%		11.6%

Investments
Net investment income - before tax	38,515		40,642		76,381		80,505
- after tax	30,082	0.57	31,788	0.56	59,453	1.11	62,945	1.07
Effective tax rate	21.9%		21.8%		22.2%		21.8%
Annual after-tax yield on investment portfolio					3.2%		3.5%
Annual after-tax, after-interest expense yield					2.8%		3.1%
Invested assets per $ of stockholders' equity					$3.64		3.53

Other expenses (net of other income)
Interest expense - before tax	(5,127)		(5,992)		(10,436)		(12,323)

Actual interest expense - after tax	(3,333)		(3,895)		(6,783)		(8,010)
Interest expense addback for dilution - after tax	-		347		-		753
Adjusted interest expense - after tax	(3,333)	(0.06)	(3,548)	(0.06)	(6,783)	(0.13)	(7,257)	(0.12)

Other - after tax	$(505)	(0.01)	$(4,478)	(0.08)	(8,777)	(0.15)	$(10,796)	(0.19)

Diluted weighted avg shares outstanding	53,064		56,721		53,461		58,610

Selective Insurance Group, Inc.
2008 Statutory Results by Line of Business
2nd Qtr 2008 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2008	2007	Gain/(Loss)
Personal Lines:

Homeowners	$ 18,500	7.0%	$ 16,975	10.4%	48.7%	7.6%	34.8%	0.0%	91.1%	111.7%	$ 988
Auto	35,345	3.7%	32,941	(0.5)%	66.3%	14.5%	29.3%	0.0%	110.1%	109.8%	$ (4,027)
Other (including flood)	2,346	12.5%	2,141	12.4%	52.9%	(29.4)%	(54.2)%	0.0%	(30.7)%	(17.9)%	2,909
Total	$ 56,191	5.1%	$ 52,057	3.3%	60.0%	10.4%	27.7%	0.0%	98.1%	105.5%	$ (130)

Commercial Lines:

Fire/IM	$ 48,986	(0.9)%	$ 48,575	3.8%	52.1%	4.8%	37.6%	(0.1)%	94.4%	94.0%	$ 2,582
Workers compensation	78,753	(12.7)%	77,501	(4.2)%	60.8%	10.5%	25.2%	2.1%	98.6%	102.2%	762
General liability	105,042	(4.8)%	99,932	(1.6)%	51.5%	18.6%	33.1%	0.1%	103.3%	100.1%	(4,982)
Auto	78,483	(5.2)%	77,758	(1.3)%	58.0%	8.2%	30.1%	(0.1)%	96.2%	84.1%	2,702
BOP	14,499	7.8%	14,384	10.4%	63.2%	12.7%	37.6%	0.0%	113.5%	116.5%	(1,984)
Bonds	4,987	3.4%	4,718	0.8%	12.8%	3.5%	61.5%	0.0%	77.8%	86.4%	882
Other	2,453	10.6%	2,329	15.7%	1.2%	0.1%	42.5%	0.0%	43.8%	31.9%	1,256
Total	$ 333,203	(5.7)%	$ 325,198	(0.8)%	55.0%	11.5%	31.8%	0.5%	98.8%	95.9%	$ 1,217

Grand Total	$ 389,394	(4.3)%	$ 377,255	(0.3)%	55.6%	11.3%	31.4%	0.4%	98.7%	97.1%	$ 1,087

Note: Some amounts may not foot due to rounding.

	2008	2007
Losses Paid	$ 184,579	$ 170,007
LAE Paid	36,010	32,463
Total Paid	$ 220,589	$ 202,470

Selective Insurance Group, Inc.
2008 Statutory Results by Line of Business
June 2008 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2008	2007	Gain/(Loss)
Personal Lines:

Homeowners	$ 32,608	8.4%	$ 33,546	9.9%	55.8%	8.0%	37.1%	0.0%	100.9%	116.6%	$ 30
Auto	68,920	3.8%	65,547	(2.2)%	66.8%	14.7%	30.2%	0.0%	111.7%	105.7%	$ (8,700)
Other (including flood)	4,417	13.0%	4,260	11.3%	51.7%	(12.9)%	(53.7)%	0.0%	(14.9)%	22.0%	4,980
Total	$ 105,945	5.5%	$ 103,353	1.9%	62.6%	11.4%	28.8%	0.0%	102.8%	105.7%	$ (3,690)

Commercial Lines:

Fire/IM	$ 97,230	(3.3)%	$ 98,511	5.5%	51.7%	4.6%	38.9%	0.3%	95.5%	93.1%	$ 4,940
Workers compensation	159,053	(13.5)%	155,968	(4.5)%	58.6%	11.0%	25.6%	1.3%	96.5%	100.2%	4,609
General liability	216,325	(5.6)%	203,201	(0.9)%	49.9%	17.4%	33.0%	(0.1)%	100.2%	97.5%	(4,646)
Auto	158,682	(6.9)%	156,982	(0.4)%	59.7%	8.1%	30.4%	0.0%	98.2%	86.1%	2,295
BOP	29,684	9.0%	28,525	10.2%	57.9%	12.7%	38.8%	0.0%	109.4%	118.0%	(3,124)
Bonds	9,519	(0.4)%	9,493	1.1%	12.2%	4.4%	62.8%	0.0%	79.4%	82.4%	1,938
Other	4,910	8.5%	4,608	18.9%	1.8%	0.2%	43.8%	0.0%	45.8%	34.7%	2,362
Total	$ 675,403	(6.9)%	$ 657,288	(0.2)%	54.1%	11.2%	32.2%	0.3%	97.8%	94.9%	$ 8,374

Grand Total	$ 781,348	(5.4)%	$ 760,641	0.1%	55.2%	11.2%	31.8%	0.3%	98.5%	96.4%	$ 4,684

Note: Some amounts may not foot due to rounding.

		2008	2007
	Losses Paid	$ 373,419	$ 320,562
	LAE Paid	70,471	64,666
	Total Paid	$ 443,890	$ 385,228

Selective Insurance Group, Inc.
Diversified Insurance Services
( $ in thousands)

Three Months Ended June 30, 2008 (unaudited)
	Revenue			Net Income			Return on Revenue
	2008	2007	% Change	2008	2007	% Change	2008	2007	Pt Change

Flood	14,013	13,656	3%	1,939	2,447	-21%	13.8%	17.9%	(4.1)
Human Resource Administration Outsourcing	13,498	14,928	-10%	607	944	-36%	4.5%	6.3%	(1.8)
Other	2,553	2,093	22%	724	628	15%	28.4%	30.0%	(1.6)
Total	30,064	30,677	-2%	3,270	4,019	-19%	10.9%	13.1%	(2.2)

Six Months Ended June 30, 2008 (unaudited)
	Revenue			Net Income			Return on Revenue
	2008	2007	% Change	2008	2007	% Change	2008	2007	Pt Change

Flood	26,110	24,066	8%	3,277	3,749	-13%	12.6%	15.6%	(3.0)
Human Resource Administration Outsourcing	28,616	31,723	-10%	1,114	1,829	-39%	3.9%	5.8%	(1.9)
Other	5,137	4,066	26%	1,692	1,345	26%	32.9%	33.1%	(0.2)
Total	59,863	59,855	0%	6,083	6,923	-12%	10.2%	11.6%	(1.4)

Human Resource Administration Outsourcing Statistics (unaudited)

	2008	2007	% Change

New Worksite EE - Selective Agents (Production)	1,098	1,363	-19%
Total New Worksite EE - All Agents (Production)	1,319	1,871	-30%
Total Worksite EE	24,660	27,215	-9%
Annual Gross Billings (000's)	$975,684	998,576	-2%
Annual Gross Billings / Avg Worksite EE	$38,629	37,745	2%

Selective Insurance Group, Inc. and Consolidated Subsidiaries

Quarterly
GAAP Investment Income
($ in thousands)
(Unaudited)

	For the three months ended		%	Year to Date		%
	June	June	Increase	June	June	Increase
	2008	2007	(Decrease)	2008	2007	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$36,424	34,258	6.3	72,830	68,846	5.8
Short-term	1,290	1,312	(1.7)	2,727	3,790	(28.0)
Other Investments	344	4,151	(91.7)	2,177	6,511	(66.6)
Dividends	1,520	2,186	(30.5)	2,679	3,656	(26.7)
Change in Fair Value (1)	257	-	N/M	(1,631)	-	N/M
Miscellaneous	49	43	14.0	123	117	5.1
	39,884	41,950	(4.9)	78,905	82,920	(4.8)

Investment Expense	1,369	1,308	4.7	2,524	2,415	4.5

Net Investment Income Before Tax	38,515	40,642	(5.2)	76,381	80,505	(5.1)

Tax	8,433	8,854	(4.8)	16,928	17,560	(3.6)

Net Investment Income After Tax	$30,082	31,788	(5.4)	59,453	62,945	(5.5)

Net Investment Income per Share	0.57	0.56	1.8	1.11	1.07	3.7

Effective Tax Rate	21.9%	21.8%		22.2%	21.8%

Average Yields:

Fixed Maturity Securities
Pre Tax				4.6%	4.6%
After Tax				3.6%	3.6%

Portfolio
Pre Tax				4.1%	4.5%
After Tax				3.2%	3.5%

	For the three months ended			Year to Date
	June	June		June	June
Net Realized Gains (Losses)	2008	2007		2008	2007
Fixed Maturities	(12,619)	(565)		(13,230)	(654)
Equity Securities	14,542	13,713		16,668	25,045
Total	1,923	13,148		3,438	24,391
Net of Tax	1,250	8,546		2,235	15,854

(1)
Selective adopted Fas 159, the Fair Value Option for Financial Assets and Financial Liablilities - Including an amendment of FASB Statement No. 115, on January 1, 2008 and has made the fair value option election as it relates to a portfolio of equity securities (trading securities) currently being managed by one outside manager.

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	June 30,	December 31,
($ in thousands, except share amounts)	2008	2007
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at amortized cost
(fair value of: $4,071 – 2008; $5,927 – 2007)	$3,979	5,783
Fixed maturity securities, available-for-sale – at fair value
(amortized cost of: $3,081,830 – 2008; $3,049,913 – 2007)	3,044,378	3,073,547
Equity securities, available-for-sale – at fair value
(cost of: $143,084 – 2008; $160,390 – 2007)	212,838	274,705
Short-term investments – at cost which approximates fair value	218,074	190,167
Equity securities, trading – at fair value (cost of: $17,982 – 2008)	23,196	-
Other investments	206,410	188,827
Total investments	3,708,875	3,733,029
Cash and cash equivalents	16,402	8,383
Interest and dividends due or accrued	34,992	36,141
Premiums receivable, net of allowance for uncollectible
accounts of: $4,157 – 2008; $3,905 – 2007	524,680	496,363
Other trade receivables, net of allowance for uncollectible
accounts of: $226 – 2008; $244 – 2007	23,602	21,875
Reinsurance recoverable on paid losses and loss expenses	5,729	7,429
Reinsurance recoverable on unpaid losses and loss expenses	248,011	227,801
Prepaid reinsurance premiums	88,978	82,182
Current federal income tax	1,140	4,235
Deferred federal income tax	68,193	22,375
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $125,465 – 2008; $117,832 – 2007	54,668	58,561
Deferred policy acquisition costs	225,645	226,434
Goodwill	33,637	33,637
Other assets	44,623	43,547
Total assets	$5,079,175	5,001,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses	$2,262,310	2,182,572
Reserve for loss expenses	375,451	359,975
Unearned premiums	868,851	841,348
Senior convertible notes	-	8,740
Notes payable	273,865	286,151
Commissions payable	44,987	60,178
Accrued salaries and benefits	84,166	88,079
Other liabilities	151,833	98,906
Total liabilities	4,061,463	3,925,949

Stockholders' Equity:
Preferred stock of $0 par value per share: Authorized shares: 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 94,986,691 – 2008; 94,652,930 – 2007	189,973	189,306
Additional paid-in capital	208,067	192,627
Retained earnings	1,147,287	1,105,946
Accumulated other comprehensive income	15,270	86,043
Treasury stock – at cost (shares: 42,306,878 – 2008; 40,347,894 – 2007)	(542,885)	(497,879)
Total stockholders' equity	1,017,712	1,076,043
Commitments and contingencies
Total liabilities and stockholders' equity	$5,079,175	5,001,992

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended	Six Months ended
	June 30,	June 30,
(in thousands, except per share amounts)	2008	2007	2008	2007
Revenues:
	$387,229	404,923	$777,069	822,108
Net increase in unearned premiums and prepaid reinsurance premiums	(12,140)	(28,572)	(20,707))	(65,744)
Net premiums earned	375,089	376,351	756,362	756,364
Net investment income earned	38,515	40,642	76,381	80,505
Net realized gains	1,923	13,148	3,438	24,391
Diversified Insurance Services revenue	30,064	30,677	59,863	59,855
Other income	1,761	1,220	2,421	3,032
Total revenues	447,352	462,038	898,465	924,147

Expenses:
Losses incurred	209,915	208,621	420,045	411,931
Loss expenses incurred	43,736	42,615	86,785	85,598
Policy acquisition costs	124,124	124,701	252,804	247,619
Dividends to policyholders	1,579	1,022	2,114	2,509
Interest expense	5,127	5,992	10,436	12,323
Diversified Insurance Services expenses	25,125	24,608	50,639	49,419
Other expenses	1,661	6,693	12,955	17,763
Total expenses	411,267	414,252	835,778	827,162

Income before federal income tax	36,085	47,786	62,687	96,985

Federal income tax expense (benefit):
Current	12,883	14,726	24,018	30,337
Deferred	(5,449)	(2,826)	(10,485) )	(6,490)
Total federal income tax expense	7,434	11,900	13,533	23,847

Net income	$28,651	35,886	49,154	73,138

Earnings per share:
Basic net income	$0.55	0.69	0.94	1.38

Diluted net income	$0.54	0.64	0.92	1.26

Dividends to stockholders	$0.13	0.12	0.26	0.24

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Six Months Ended June 30,
($ in thousands, except per share amounts)	2008		2007
Common stock:
Beginning of year	$189,306		183,124
Dividend reinvestment plan
(shares: 40,645 – 2008; 36,097 – 2007)	81		72
Convertible debentures
(shares: 45,759 – 2008; 848,604 – 2007)	92		1,697
Stock purchase and compensation plans
(shares: 247,357 – 2008; 702,919 – 2007)	494		1,407
End of period	189,973		186,300

Additional paid-in capital:
Beginning of year	192,627		153,246
Dividend reinvestment plan	847		859
Convertible debentures	645		9,831
Stock purchase and compensation plans	13,948		16,857
End of period	208,067		180,793

Retained earnings:
Beginning of year	1,105,946		986,017
Cumulative-effect adjustment due to adoption of FAS 159
net of deferred income tax effect of $3,344	6,210		-
Net income	49,154	49,154	73,138	73,138
Cash dividends to stockholders ($0.26 share – 2008;
$0.24 per share – 2007)	(14,023)		(13,216)
End of period	1,147,287		1,045,939

Accumulated other comprehensive income:
Beginning of year	86,043		100,601
Cumulative-effect adjustment due to adoption of FAS 159,
net of deferred income tax effect of $(3,344)	(6,210)		-
Other comprehensive (loss) income, (decrease) increase in:
Net unrealized gains on investment securities, net of deferred
income tax effect of: $(34,803) – 2008; $(14,592) – 2007	(64,633)	(64,633)	(27,099)	(27,099)
Defined benefit pension plans, net of deferred income tax effect
of: $38 – 2008; $101 – 2007	70	70	186	186
End of period	15,270		73,688
Comprehensive (loss) income		(15,409)		46,225

Treasury stock:
Beginning of year	(497,879)		(345,761)
Acquisition of treasury stock
(shares: 1,958,984 – 2008; 5,386,005 – 2007)	(45,006)		(137,592)
End of period	(542,885)		(483,353)
Total stockholders’ equity	$1,017,712		1,003,367

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Six Months ended
	June 30,
($ in thousands)	2008	2007

Operating Activities
Net income	$49,154	73,138

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,197	14,302
Share-based compensation expense	9,137	13,703
Net realized gains	(3,438)	(24,391)
Deferred tax	(10,485)	(6,490)
Unrealized loss on trading securities	1,631	-

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverable
on unpaid losses and loss expenses	75,033	109,858
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	20,350	66,234
Decrease (increase) in net federal income tax recoverable	3,095	(3,840)
Increase in premiums receivable	(28,317)	(89,014)
(Increase) decrease in other trade receivables	(1,727)	608
Decrease (increase) in deferred policy acquisition costs	789	(12,229)
Decrease in interest and dividends due or accrued	1,212	696
Decrease in reinsurance recoverable on paid losses and loss expenses	1,700	59
Decrease in accrued salaries and benefits	(4,301)	(14,967)
Decrease in accrued insurance expenses	(20,756)	(8,588)
Purchase of trading securities	(5,813)	-
Sale of trading securities	6,100	-
Other-net	8,526	5,063
Net adjustments	66,933	51,004
Net cash provided by operating activities	116,087	124,142

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(239,887)	(231,392)
Purchase of equity securities, available-for-sale	(16,095)	(54,214)
Purchase of other investments	(25,976)	(33,580)
Purchase of short-term investments	(1,061,242)	(861,197)
Sale of fixed maturity securities, available-for-sale	80,056	51,717
Sale of short-term investments	1,033,334	922,902
Redemption and maturities of fixed maturity securities, held-to-maturity	1,818	628
Redemption and maturities of fixed maturity securities, available-for-sale	158,685	176,295
Sale of equity securities, available-for-sale	34,585	60,321
Proceeds from other investments	3,798	8,558
Purchase of property and equipment	(3,851)	(6,365)
Net cash (used in) provided by investing activities	(34,775)	33,673

Financing Activities
Dividends to stockholders	(13,009)	(12,023)
Acquisition of treasury stock	(45,006)	(137,592)
Principal payment of notes payable	(12,300)	(18,300)
Net proceeds from stock purchase and compensation plans	4,457	4,560
Excess tax benefits from share-based payment arrangements	1,319	2,656
Principal payments of convertible bonds	(8,754)	-
Net cash used in financing activities	(73,293)	(160,699)
Net increase (decrease) in cash and cash equivalents	8,019	(2,884)
Cash and cash equivalents, beginning of year	8,383	6,443
Cash and cash equivalents, end of period	$16,402	3,559

Supplemental Disclosures of Cash Flows Information
Cash paid during the period for:
Interest	$10,643	12,573
Federal income tax	19,600	32,000
Supplemental schedule of non-cash financing activity:
Conversion of convertible debentures	169	11,055

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Jun-30	Jun-30	Dec-31
	2008	2007	2007

ASSETS
Bonds	$3,083,417	2,913,393	3,041,373
Common stocks	258,064	343,676	297,102
Other investments	206,560	175,605	188,827
Short-term investments	181,852	96,245	125,650
Total investments	3,729,893	3,528,919	3,652,952

Cash on hand and in banks	(45,075)	(31,428)	(33,209)
Interest and dividends due and accrued	34,986	34,093	36,057
Premiums receivable	521,029	542,815	491,308
Reinsurance recoverable on paid losses and expenses	(7,601)	4,942	7,429
Deferred tax recoverable	88,227	90,964	87,951
EDP equipment	4,042	3,534	4,691
Equities and deposits in pools and associations	11,661	9,551	10,411
Receivable for sold securities	848	569	167
Other assets	30,359	29,647	32,105
Total assets	$4,368,369	4,213,606	4,289,862

LIABILITIES
Reserve for losses	$2,000,592	1,850,635	1,953,960
Reinsurance payable on paid loss and loss expense	1,353	638	1,310
Reserve for loss expenses	373,173	343,921	358,126
Unearned premiums	779,873	787,347	759,166
Reserve for commissions payable	44,987	49,533	60,178
Ceded balances payable	5,992	8,531	8,192
Federal income tax payable	24,432	18,025	14,084
Premium and other taxes payable	19,417	20,669	24,982
Reserve for dividends to policyholders	5,112	4,327	5,651
Reserves for unauthorized/overdue reinsurance	1,258	1,570	1,258
Payable for securities	50,951	12,572	-
Funds withheld on account of others	4,854	5,831	5,070
Accrued salaries and benefits	42,943	37,020	48,582
Other liabilities	13,756	13,048	15,009
Total liabilities	3,368,693	3,153,667	3,255,568

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325	28,325
Paid in surplus	235,792	235,792	235,792
Unassigned surplus	735,559	795,822	770,177
Total policyholders' surplus	999,676	1,059,939	1,034,294
Total liabilities and policyholders' surplus	$4,368,369	4,213,606	4,289,862

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Six Months Ended
		June				June

UNDERWRITING	2008		2007		2008		2007

Net premiums written	$389,395		406,760		781,348		825,672

Net premiums earned	377,254		378,207		760,641		759,924

Net losses paid	184,579		170,007		373,419		320,562
Change in reserve for losses	25,348		38,701		46,632		91,484
Net losses incurred	209,927	55.6%	208,708	55.2%	420,051	55.2%	412,046	54.2%
Net loss expenses paid	36,010		32,463		70,471		64,666
Change in reserve for loss expenses	6,768		8,505		15,047		19,060
Net loss expenses incurred	42,778	11.3%	40,968	10.8%	85,518	11.2%	83,726	11.0%
Net underwriting expenses incurred	122,768	31.6%	125,908	30.9%	249,254	31.9%	255,821	31.1%
Total deductions	375,473		375,584		754,823		751,593
Statutory gain	1,781		2,623		5,818		8,331

Net loss from premium balances charged off	(833)		(814)		(1,486)		(1,462)
Finance charges and other income	1,775		1,228		2,466		3,003
Total other income	942	-0.2%	414	-0.1%	980	-0.1%	1,541	-0.2%
Policyholders' dividends incurred	(1,579)	0.4%	(1,021)	0.3%	(2,114)	0.3%	(2,508)	0.3%
Total underwriting gain	1,144	98.7%	2,016	97.1%	4,684	98.5%	7,364	96.4%

INVESTMENT
Net investment income earned	37,992		38,015		78,240		74,749
Net realized gain	2,827		13,148		6,147		24,391
Total income before income tax	41,963		53,179		89,071		106,504
Federal income tax expense	15,254		16,684		29,948		36,077

Net income	$26,709		36,495		59,123		70,427

Policyholders' Surplus
Surplus, beginning of period	$1,016,282		1,040,675		1,034,294		1,030,078

Net income	26,709		36,495		59,123		70,427
Change in deferred tax	5,842		4,537		7,253		10,583
Change in unrealized (losses) gains	(10,887)		3,240		(29,002)		(310)
Dividends to stockholders	(28,003)		(30,004)		(52,543)		(50,009)
Change in non-admitted assets	(10,253)		(1,874)		(19,340)		(7,686)
Surplus adjustments	(14)		6,870		(109)		6,856

Net change in surplus for period	(16,606)		19,264		(34,618)		29,861

Surplus, end of period	$999,676		1,059,939		999,676		1,059,939

Statutory underwriting gain	$1,144	2,016	4,684	7,364

Adjustments under GAAP:
Deferred policy acquisition costs	87	3,573	(789)	12,229
Flood income reclassification	(2,989)	(3,772)	(5,055)	(5,780)
Other, net	(1,493)	(1,962)	(3,543)	(4,241)
GAAP underwriting (loss) gain	$(3,251)	(145)	(4,703)	9,572

Note: Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Fixed Income Portfolio as of June 30, 2008
($ in millions)
(unaudited)

	Average	Market	% of Total	Unrealized
	Credit Rating	Value	Muni Portfolio	Gain

Uninsured Securities	AA+	886	52%	151

Securities with Insurance Enhanced[1]	AA+	832	48%	(125)
Without Insurance Enhancement	AA-

Total		$ 1,718	100%	$ 26

[1] Includes $16.4 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Ratings on Municipal Fixed Income Portfolio
as of June 30, 2008 ($ in millions)
(unaudited)

							Total Municipal Fixed Income		Total Municipal Fixed Income
			Insurance		Underlying Rating of		Portfolio		Portfolio
	Uninsured		Enhanced		Insurance Enhanced		(with Insurance		(without Insurance
	Securities		Securities[1]		Securities[1]		Enhancement)		Enhancement)
	(1)		(2)		(3)		(1) + (2)		(1) + (3)
S&P or equivalent ratings	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total
AAA	426	48%	288	35%	56	7%	715	42%	482	28%
AA+	162	18%	39	5%	97	12%	201	12%	259	15%
AA	165	19%	354	43%	156	19%	519	30%	321	19%
AA-	75	8%	88	11%	243	29%	162	9%	318	19%
A+	21	2%	31	4%	109	13%	52	3%	130	8%
A	8	1%	20	2%	82	10%	28	2%	90	5%
A-	18	2%	9	1%	53	6%	27	2%	70	4%
BBB+	4	0%	-	0%	14	2%	4	0%	18	1%
BBB	8	1%	-	0%	-	0%	8	0%	8	0%
BBB-	-	0%	3	0%	21	3%	3	0%	21	1%
BB+	1	0%	-	0%	-	0%	1	0%	1	0%
Total	886	100%	832	100%	832	100%	1,718	100%	1,718	100%
Average Rating:		AA+		AA+		AA-		AA+		AA
Unrealized Gain:	151		(125)				26

[1] Includes $16.4 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bonds with Credit Enhancement
June 30, 2008
($ in thousands)
(unaudited)

Credit Enhancement	Underlying Composite Rating	Market Value	Book Value	Unrealized
AMBAC	AAA	16,819	16,718	101
(Ratings:	AA+	10,980	10,886	93
Moody's = Aa3	AA	29,705	29,885	(181)
S&P = AA	AA-	14,961	15,050	(89)
Fitch = WD)	A+	7,971	8,209	(239)
	A	28,687	29,206	(518)
	A-	9,116	9,142	(26)
	BBB+	3,257	3,258	(2)
	NR	5,767	5,790	(23)
AMBAC Total		127,263	128,145	(882)
FGIC	AAA	12,074	11,961	113
(Ratings:	AA+	12,054	11,997	56
Moody's = B1	AA	28,534	28,233	301
S&P = BB	AA-	60,096	60,719	(623)
Fitch = BBB)	A+	25,289	25,742	(453)
	A	8,759	8,771	(12)
	A-	8,724	8,732	(8)
	BBB-	2,821	2,891	(70)
	NR	516	520	(5)
FGIC Total		158,866	159,566	(699)
FSA	AAA	25,845	25,838	7
(Ratings:	AA+	51,816	51,696	120
Moody's =Aaa	AA	43,187	43,095	91
S&P = AAA	AA-	67,482	66,417	1,065
Fitch = AAA)	A+	26,283	26,177	106
	A	15,857	15,801	56
	A-	15,666	15,593	73
	NR	1,751	1,785	(34)
FSA Total		247,887	246,402	1,484
MBIA	AAA	1,286	1,272	14
(Ratings:	AA+	21,895	22,008	(112)
Moody's = A2	AA	54,856	54,734	122
S&P = AA	AA-	100,785	100,239	545
Fitch = WD)	A+	45,906	45,591	315
	A	28,909	29,209	(300)
	A-	19,137	19,334	(197)
	BBB-	2,020	2,134	(114)
	BBB+	10,764	10,710	54
	NR	7,077	7,219	(142)
MBIA Total		292,636	292,451	185
RADIAN Ratings: Moody's = A3 S&P = A Fitch = WD)	NR	1,271	1,266	5
RADIAN Total		1,271	1,266	5
XLCA (Ratings: Moody's = B2 S&P = BBB- Fitch = BB)	A+	3,663	3,880	(217)
XLCA Total		3,663	3,880	(217)
Grand Total		831,586	831,710	(125)

Muni's with Insurance as a % of total Munis>>>		48%
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential Asset Backed Securities (RABS)- by Vintage Year
June 30, 2008
($ in thousands)
(unaudited)

Book Value
							% of Total
						Type %	Bond
Vintage Yr	AAA	AA	A	BBB	Total	of Total	Portfolio
1983	21	-	-	-	21	0%	0%
2002	73,320	3,060	-	-	76,380	17%	2%
2003	66,459	-	2,818	-	69,277	16%	2%
2004	44,231	-	-	-	44,231	10%	1%
2005	71,941	-	-	-	71,941	16%	2%
2006	137,001	-	5,412	-	142,413	32%	5%
2007	11,967	13,718	1,366	1,294	28,345	6%	1%
2008	9,183	-	-	-	9,183	2%	0%
Total RMBS & RABS-Book Value	414,123	16,778	9,597	1,294	441,791	100%	14%
% of Total RMBS & RABS	94%	4%	2%	0%	100%

Market Value
							% of Total
						Type %	Bond
Vintage Yr	AAA	AA	A	BBB	Total	of Total	Portfolio
1983	22	-	-	-	22	0%	0%
2002	74,676	3,060	-	-	77,736	18%	3%
2003	66,419	-	2,294	-	68,713	16%	2%
2004	43,535	-	-	-	43,535	10%	1%
2005	66,677	-	-	-	66,677	16%	2%
2006	125,802	-	5,412	-	131,214	31%	4%
2007	12,163	10,008	880	784	23,835	6%	1%
2008	9,161	-	-	-	9,161	2%	0%
Total RMBS & RABS-Market Value	398,455	13,069	8,586	784	420,893	100%	14%
% of Total RMBS & RABS	95%	3%	2%	0%	100%
Weighted Average Market Price	96.2	77.9	89.5	60.6	95.3

Unrealized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	Total
1983	1	-	-	-	1
2002	1,356	-	-	-	1,357
2003	(40)	-	(524)	-	(565)
2004	(696)	-	-	-	(696)
2005	(5,264)	-	-	-	(5,264)
2006	(11,199)	-	-	-	(11,199)
2007	197	(3,710)	(486)	(510)	(4,510)
2008	(23)	-	-	-	(23)
Total RMBS & RABS - Unrealized	(15,668)	(3,709)	(1,011)	(510)	(20,898)
% of Total RMBS & RABS	75%	18%	5%	2%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential Asset Backed Securities (RABS)- by Type
June 30, 2008
($ in thousands)
(unaudited)

Book Value

						% of Total
						Bond
RMBS Type	AAA	AA	A	BBB	Total	Portfolio
Agency	223,463	-	-	-	223,463	7%
FHA/VA	14,271	-	-	-	14,271	0%
Total Agency	237,735	-	-	-	237,735	8%
Alt-A	81,309	-	-	-	81,309	3%
Alt-A CDO	-	-	5,412	-	5,412	0%
Home Equity ABS	-	2,726	-	-	2,726	0%
Non-Agency & Other Prime	95,079	14,052	4,184	1,294	114,609	4%
Total RMBS & RABS-Book Value	414,123	16,778	9,597	1,294	441,791	14%
% of Total RMBS & RABS	94%	4%	2%	0%	100%

Market Value

						% of Total
						Bond
RMBS Type	AAA	AA	A	BBB	Total	Portfolio
Agency	226,236	-	-	-	226,236	7%
FHA/VA	13,755	-	-	-	13,755	0%
Total Agency	239,992	-	-	-	239,992	8%
Alt-A	68,850	-	-	-	68,850	2%
Alt-A CDO	-	-	5,412	-	5,412	0%
Home Equity ABS	-	2,726	-	-	2,726	0%
Non-Agency & Other Prime	89,614	10,342	3,174	784	103,913	3%
Total RMBS & RABS-Market Value	398,455	13,069	8,586	784	420,893	14%
% of Total RMBS & RABS	95%	3%	2%	0%	100%
Weighted Average Market Price	96.2	77.9	89.5	60.6	95.3

Unrealized Gains/(Losses)

RMBS Type	AAA	AA	A	BBB	Total
Agency	2,773	-	-	-	2,773
FHA/VA	(516)	-	-	-	(516)
Total Agency	2,257	-	-	-	2,257
Alt-A	(12,460)	-	-	-	(12,460)
Alt-A CDO	-	-	-	-	-
Home Equity ABS	-	-	-	-	-
Non-Agency & Other Prime	(5,465)	(3,709)	(1,011)	(510)	(10,695)
Total RMBS & RABS - Unrealized	(15,668)	(3,709)	(1,011)	(510)	(20,898)
% of Total RMBS & RABS	75%	18%	5%	2%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS) - by Vintage Year
June 30, 2008
($ thousands)
(unaudited)

Book Value

								% of Total
							Type %	Bond
Vintage Yr	AAA	AA	A	BBB	BB	Total	of Total	Portfolio
1996	5,256	-	-	-	-	5,256	2%	0%
1999	26,524	-	-	-	-	26,524	9%	1%
2000	33,979	-	-	-	-	33,979	12%	1%
2001	36,311	-	-	-	-	36,311	12%	1%
2002	49,425	-	-	-	-	49,425	17%	2%
2003	2,005	-	-	-	-	2,005	1%	0%
2004	9,500	5,000	-	-	-	14,500	5%	0%
2005	11,060	4,845	-	4,798	-	20,702	7%	1%
2006	26,526	10,390	3,000	-	-	39,916	14%	1%
2007	38,872	6,823	2,000	10,687	5,000	63,382	22%	2%
Total CMBS-Book Value	239,458	27,058	5,000	15,484	5,000	292,001	100%	10%
% of Total CMBS	82%	9%	2%	5%	2%	100%

Market Value

								% of Total
							Type %	Bond
Vintage Yr	AAA	AA	A	BBB	BB	Total	of Total	Portfolio
1996	5,163	-	-	-	-	5,163	2%	0%
1999	27,070	-	-	-	-	27,070	10%	1%
2000	34,953	-	-	-	-	34,953	13%	1%
2001	37,208	-	-	-	-	37,208	14%	1%
2002	49,797	-	-	-	-	49,797	18%	2%
2003	1,967	-	-	-	-	1,967	1%	0%
2004	9,405	4,841	-	-	-	14,246	5%	0%
2005	8,062	4,727	-	3,353	-	16,142	6%	1%
2006	21,614	8,120	2,796	-	-	32,529	12%	1%
2007	38,441	5,608	1,737	5,480	4,550	55,816	20%	2%
Total CMBS-Market Value	233,680	23,296	4,532	8,833	4,550	274,892	100%	9%
% of Total CMBS	85%	8%	2%	3%	2%	100%
Weighted Average Market Price	97.6	86.1	90.6	57.0	91.0	94.1

Unrealized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	BB	Total
1996	(94)	-	-	-	-	(94)
1999	547	-	-	-	-	547
2000	974	-	-	-	-	974
2001	897	-	-	-	-	897
2002	372	-	-	-	-	372
2003	(38)	-	-	-	-	(38)
2004	(95)	(159)	-	-	-	(253)
2005	(2,998)	(118)	-	(1,444)	-	(4,560)
2006	(4,913)	(2,270)	(204)	-	-	(7,387)
2007	(431)	(1,215)	(263)	(5,206)	(450)	(7,566)
Total CMBS-Market Value	(5,779)	(3,762)	(468)	(6,651)	(450)	(17,109)
% of Total CMBS	34%	22%	3%	39%	3%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS) - by Type
June 30, 2008
($ thousands)
(unaudited)

Book Value

								% of Total
							Type %	Bond
CMBS Type	AAA	AA	A	BBB	BB	Total	of total	Portfolio
Agency MultiFamily	58,133	-	-	-	-	58,133	20%	2%
Cell Tower	-	19,845	5,000	-	-	24,845	9%	1%
Conduit	27,896	-	-	-	-	27,896	10%	1%
Fusion (1)	115,910	3,823	-	13,484	-	133,217	46%	4%
Lease-Backed	4,873	-	-	-	-	4,873	2%	0%
Re-Securitization	24,586	3,390	-	-	-	27,977	10%	1%
Single Borrower - Multiple Properties	5,060	-	-	2,000	5,000	12,060	4%	0%
Timberland	3,000	-	-	-	-	3,000	1%	0%
Total CMBS-Book Value	239,458	27,058	5,000	15,484	5,000	292,001	100%	10%
% of Total CMBS	82%	9%	2%	5%	2%	100%

Market Value

								% of Total
							Type %	Bond
CMBS Type	AAA	AA	A	BBB	BB	Total	of Total	Portfolio
Agency MultiFamily	58,918	-	-	-	-	58,918	21%	2%
Cell Tower	-	18,921	4,532	-	-	23,453	9%	1%
Conduit	28,278	-	-	-	-	28,278	10%	1%
Fusion (1)	116,424	2,944	-	7,007	-	126,375	46%	4%
Lease-Backed	4,989	-	-	-	-	4,989	2%	0%
Re-Securitization	17,043	1,431	-	-	-	18,474	7%	1%
Single Borrower - Multiple Properties	5,192	-	-	1,826	4,550	11,568	4%	0%
Timberland	2,836	-	-	-	-	2,836	1%	0%
Total CMBS-Market Value	233,680	23,296	4,532	8,833	4,550	274,892	100%	9%
% of Total CMBS	85%	8%	2%	3%	2%	100%
Weighted Average Market Price	97.6	86.1	90.6	57.0	91.0	94.1

Unrealized Gains/(Losses)

CMBS Type	AAA	AA	A	BBB	BB	Total
Agency MultiFamily	785	-	-	-	-	785
Cell Tower	-	(924)	(468)	-	-	(1,392)
Conduit	382	-	-	-	-	382
Fusion (1)	514	(879)	-	(6,477)	-	(6,842)
Lease-Backed	116	-	-	-	-	116
Re-Securitization	(7,544)	(1,959)	-	-	-	(9,502)
Single Borrower - Multiple Properties	132	-	-	(174)	(450)	(491)
Timberland	(164)	-	-	-	-	(164)
Total CMBS-Market Value	(5,779)	(3,762)	(468)	(6,651)	(450)	(17,109)

(1) Fusion means a CMBS composed of large and small loans.
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Fixed Income Agency Exposure at 6/30/2008
($ in thousands)
(unaudited)

			Unrealized
	Book Value	Market Value	Gain/(Loss)
Agency MBS
Fannie Mae	61,038	61,949	911
Freddie Mac	98,506	100,547	2,041
Total Agency MBS*	159,544	162,496	2,952

Government Agency Debt
Fannie Mae	31,129	31,489	360
Freddie Mac	14,975	15,328	353
	46,104	46,817	713

Federal Farm Credit Bank	17,237	17,298	61
Federal Home Loan Bank	19,971	20,306	335
	37,208	37,604	396

Total Govt Agency Debt	83,312	84,421	1,109

Total Agency Exposure	242,856	246,917	4,061

* In addition, we have $122.1 million book value/$122.6 million market value of Ginnie Mae MBS which benefit from a direct government guarantee.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc.
Available-for-Sale Fixed Maturity Securities
Severity and Duration of Unrealized Losses
June 30, 2008
(unaudited)

Fair Value as a percentage of Amortized Cost
	Unrealized	Fair
($ in millions)	(Loss) Gain	Value
85% but less than 100% of amortized cost	$(32.3)	1,222.1
75% but less than 85% of amortized cost	(7.7)	34.3
Less than 75% of amortized cost	(28.7)	54.1
Gross unrealized losses on fixed maturity securities	(68.7)	1,310.5
Gross unrealized gains on fixed maturity securities	31.2	1,733.9
Net unrealized losses on fixed maturity securities	$(37.5)	3,044.4

Duration of Unrealized Loss Position	75% but less	Less than
	than 85% of	75% of
	Amortized	Amortized
($ in millions)	Cost	Cost
0 – 3 months	$(2.5)	(3.6)
4 – 6 months	(5.2)	(11.9)
7 – 9 months	-	(13.2)
Gross unrealized losses	$(7.7)	(28.7)